        AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 18, 1995
                                                       REGISTRATION NO. 33-62717

________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                        CABLEVISION SYSTEMS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            ------------------------

              DELAWARE                                4841                               11-2776686
  (STATE OR OTHER JURISDICTION OF         (PRIMARY STANDARD INDUSTRIAL                (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)         CLASSIFICATION CODE NUMBER)              IDENTIFICATION NUMBER)

                              ONE MEDIA CROSSWAYS
                            WOODBURY, NEW YORK 11797
                                 (516) 364-8450
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                                ROBERT S. LEMLE
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                              ONE MEDIA CROSSWAYS
                            WOODBURY, NEW YORK 11797
                                 (516) 364-8450
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                            ------------------------

                                WITH COPIES TO:

            JOHN P. MEAD                                 RICHARD D. BOHM
        SULLIVAN & CROMWELL                            DEBEVOISE & PLIMPTON
          125 BROAD STREET                               875 THIRD AVENUE
      NEW YORK, NEW YORK 10004                       NEW YORK, NEW YORK 10022

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement and upon consummation of the Merger described herein.

     If the Securities registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

________________________________________________________________________________

                             CROSS-REFERENCE SHEET
                        LOCATION IN CONSENT SOLICITATION
                      STATEMENT/PROSPECTUS OF INFORMATION
                         REQUIRED BY PART I OF FORM S-4

ITEM NO.                      CAPTION                                      LOCATION IN PROSPECTUS
--------  ------------------------------------------------  ----------------------------------------------------

Item 1    Forepart of the Registration Statement and
            Outside Front Cover Page of Prospectus........  Facing Page of Registration Statement;
                                                              Cross-Reference Sheet; Outside Front and Inside
                                                              Front Cover Pages of Consent Solicitation
                                                              Statement/Prospectus
Item 2    Inside Front and Outside Back Cover Pages of
            Prospectus....................................  Inside Front Cover Pages of Consent Solicitation
                                                              Statement/Prospectus; Table of Contents
Item 3    Risk Factors, Ratio of Earnings to Fixed
            Charges, and Other Information................  Summary; Risk Factors; Certain Comparative Data
Item 4    Terms of the Transaction........................  Summary; Risk Factors; The Transactions; Description
                                                              of the Incorporation; Description of the Merger;
                                                              Certain Federal Income Tax Consequences; Certain
                                                              Massachusetts Income Tax Consequences; Limited
                                                              Market for Units; Distributions; Price Range of
                                                              Cablevision Class A Common Stock and Dividend
                                                              Policy; Consent Solicitations; Comparison of
                                                              Cablevision Class A Common Stock with Units;
                                                              Description of Cablevision Class A Capital Stock
Item 5    Pro Forma Financial Information.................  Summary; Cablevision Pro Forma Financial Information
Item 6    Material Contacts With the Company Being
            Acquired......................................  Summary; Risk Factors; The Transactions
Item 7    Additional Information Required for Reoffering
            by Persons and Parties Deemed to be
            Underwriters..................................  Not Applicable
Item 8    Interests of Named Experts and Counsel..........  Not Applicable
Item 9    Disclosure of Commission Position on
            Indemnification for Securities Act
            Liabilities...................................  Not Applicable
Item 10   Information with Respect to S-3 Registrants.....  Incorporation of Certain Documents by Reference;
                                                              Summary; Price Range of Cablevision Class A Common
                                                              Stock and Dividend Policy; Cablevision Systems
                                                              Corporation; Cablevision Pro Forma Financial
                                                              Information; Cable Regulation; Description of
                                                              Cablevision Capital Stock
Item 11   Incorporation of Certain Information by
            Reference.....................................  Incorporation of Certain Documents by Reference
Item 12   Information with Respect to S-2 or S-3
            Registrants...................................  Not Applicable
Item 13   Incorporation of Certain Information by
            Reference.....................................  Not Applicable
Item 14   Information with Respect to Registrants Other
            than S-3 or S-2 Registrants...................  Not Applicable
Item 15   Information With Respect to S-3 Companies.......  Not Applicable

ITEM NO.                      CAPTION                                      LOCATION IN PROSPECTUS
--------  ------------------------------------------------  ----------------------------------------------------

Item 16   Information With Respect to S-2 or S-3
            Companies.....................................  Incorporation of Certain Documents by Reference;
                                                              Summary; The Transactions; Limited Market for
                                                              Units; Distributions; Cablevision of Boston; Cable
                                                              Regulation
Item 17   Information With Respect to Companies Other Than
            S-2 or S-3 Companies..........................  Not Applicable
Item 18   Information if Proxies, Consents or
            Authorizations Are to be Solicited............  Available Information; Incorporation of Certain
                                                              Documents by Reference; Summary; Risk Factors; The
                                                              Transactions; Description of the Incorporation;
                                                              Description of the Merger; Certain Federal Income
                                                              Tax Consequences; Certain Massachusetts Income Tax
                                                              Consequences; Limited Market for Units;
                                                              Distributions; Consent Solicitations; Fees and
                                                              Expenses
Item 19   Information if Proxies, Consents or
            Authorizations are Not to be Solicited, or in
            an Exchange Offer.............................  Not Applicable

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation -- a 'derivative action'), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with defense or settlement of such action, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.

     Article Ninth of the Corporation's Certificate of Incorporation provides:

          The corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, or by any successor thereto, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section. Such right to indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise.

     Article VIII of the By-Laws of the Corporation provides:

          A. The corporation shall indemnify each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a 'proceeding'), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or alleged action in any other capacity while serving as a director, officer, employee or agent, to the maximum extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred by such person in connection with such proceeding. Such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided that, if the Delaware General Corporation Law so requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon receipt by the corporation of an undertaking by or on behalf of such person to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this Article or otherwise.

          B. The right to indemnification and advancement of expenses conferred on any person by this Article shall not limit the corporation from providing any other indemnification permitted by law nor shall it be deemed exclusive of any other right which any such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

          C. The corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

     The Corporation has entered into indemnification agreements with certain of its officers and directors indemnifying such officers and directors from and against certain expenses, liabilities or other matters referred to in or covered by Section 145 of the Delaware General Corporation Law. The Corporation has also entered into an agreement with Charles F. Dolan ('Mr. Dolan'), the Chairman of the Corporation, pursuant to which Mr. Dolan has agreed to guarantee the Corporation's obligation to indemnify its officers and directors to the fullest extent permitted by Delaware law. In addition, subject to certain limitations, Mr. Dolan has agreed to indemnify such officers and directors against any loss or expense such person may incur in connection with any transaction involving Mr. Dolan or entities affiliated with Mr. Dolan to the extent indemnification is not provided by the Corporation. Any payment required to be made by Mr. Dolan pursuant to such agreement will be reduced by any proceeds of insurance or reimbursement under any other form of indemnification reimbursement available to such officer or director. The Corporation maintains directors' and officers' liability insurance.

     Section 102(b)(7) of the Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for payments of unlawful dividends or unlawful stock repurchases or redemptions, or
(iv) for any transaction from which the director derived an improper personal benefit. The second paragraph of Article Ninth of the Corporation's Certificate of Incorporation provides for such limitation of liability.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) Exhibits

EXHIBIT NO.                                                DESCRIPTION
-----------   -----------------------------------------------------------------------------------------------------
    2.1       Acquisition Agreement and Plan of Merger and Reorganization, dated as of June 14, 1994, among
              Cablevision of Boston Limited Partnership, Cablevision of Boston, Inc., Charles F. Dolan, Cablevision
              Systems Boston Corporation, Cablevision Systems Corporation, COB, Inc., Cablevision Systems Services
              Corporation and Cablevision Finance Limited Partnership (incorporated herein by reference to Exhibit
              10.59 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1994).
    2.2       Amendment, dated as of June 14, 1995, to Acquisition Agreement and Plan of Merger and Reorganization,
              dated as of June 14, 1994, among Cablevision of Boston Limited Partnership, Cablevision of Boston,
              Inc., Charles F. Dolan, Cablevision Systems Boston Corporation, Cablevision Systems Corporation, COB,
              Inc., Cablevision Systems Services Corporation and Cablevision Finance Limited Partnership.*
    2.3       Amendment No. 2, dated as of September 14, 1995, to Acquisition Agreement and Plan of Merger and
              Reorganization, dated as of June 14, 1994, among Cablevision of Boston Limited Partnership,
              Cablevision of Boston, Inc., Charles F. Dolan, Cablevision Systems Boston Corporation, Cablevision
              Systems Corporation, COB, Inc., Cablevision Systems Services Corporation and Cablevision Finance
              Limited Partnership.*

                                                  (table continued on next page)

(table continued from previous page)


EXHIBIT NO.                                                DESCRIPTION
-----------   -----------------------------------------------------------------------------------------------------
    3.1       Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 dated January 17, 1986, File No. 33-1936 (the
              'S-1')).
    3.1A      Amendment to Certificate of Incorporation and complete copy of amended and restated Certificate of
              Incorporation (incorporated herein by reference to Exhibits 3.1A(i) and 3.1A(ii) to the Company's
              Annual Report on Form 10-K for the fiscal year ended December 31, 1989 (the '1989 10-K')).
    3.1B      Certificate of Designations for the Series E Redeemable Exchangeable Convertible Preferred Stock
              (incorporated herein by reference to Exhibit 3.1B to the Company's Annual Report on Form 10-K/A for
              the fiscal year ended December 31, 1994 (the '1994 10-K/A')).
    3.1C      Certificate of Designations for the Series F Convertible Preferred Stock (incorporated by reference to Exhibit 3.1C to the 1994 10-K/A).
    3.1D      Certificate of Designations for the Series G Redeemable Exchangeable Preferred Stock.*
    3.2       By-laws of the Registrant (incorporated herein by reference to Exhibit 3.2 to the S-1).
    3.2A      Amendment to By-laws of the Registrant and complete copy of amended and restated By-laws (incorporated herein by reference to Exhibit 3.2 to the 1989 10-K).
    3.2B      Amendment to By-laws of the Registrant and complete copy of amended and restated By-laws (incorporated herein by reference to Exhibit 3.2B to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1992).
    3.2C      Amendment to By-laws of the Registrant and complete copy of amended and restated By-laws (incorporated herein by reference to Exhibit 3.2C to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994).
    3.2D      Amendment to By-laws of the Registrant and complete copy of amended and restated By-laws.*
    5         Opinion of Sullivan & Cromwell with respect to validity of Cablevision Class A Common Stock.*
    8.1       Opinion of Debevoise & Plimpton re: certain tax matters.*
    8.2       Opinion of Sullivan & Cromwell re: certain tax matters.*
   23.1       Consent of KPMG Peat Marwick LLP.
   23.2       Consent of Sullivan & Cromwell (included in Exhibits 5 and 8.2).*
   23.3       Consent of Debevoise & Plimpton (included in Exhibit 8.1).*
   23.4       Consent of PaineWebber Incorporated.*
   23.5       Consent of Deloitte & Touche LLP.*
   24         Powers of Attorney.*
   99.1       Form of Consent for Incorporation.*
   99.2       Form of Consent for Merger.*
   99.3       Opinion of PaineWebber Incorporated (included as Appendix A to the Consent Solicitation
              Statement/Prospectus constituting Part I of this Registration Statement).*


------------
 *  Previously filed.

     (c) Report, Opinion or Appraisal

          Opinion of PaineWebber Incorporated, included as Appendix A to the Consent Solicitation Statement/Prospectus constituting Part I of this Registration Statement.

ITEM 22. UNDERTAKINGS.

     (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 20 or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by any such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by control-ling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

     (b) The undersigned registrant hereby undertakes:

          (1) To respond to requests for information that is incorporated by reference into the Prospectus pursuant to Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of this Registration Statement through the date of responding to the request.

          (2) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in this Registration Statement when it became effective.

          (3) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (4) That prior to any public reoffering of the securities registered hereunder through any use of the Prospectus which is a part of this Registration Statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

          (5) That every prospectus: (i) that is filed pursuant to paragraph (4) immediately preceding, or (ii) that purports to meet the requirements of
     Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as part of an amendment to this Registration Statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Oyster Bay and the State of New York, on the 18th day of October, 1995.


                                          CABLEVISION SYSTEMS CORPORATION

                                                        /s/ James L. Dolan
                                          By:  .................................
                                            NAME: JAMES L. DOLAN
                                            TITLE: CHIEF EXECUTIVE OFFICER


     Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 18th day of October, 1995.


                SIGNATURE                                                   TITLE
------------------------------------------  ---------------------------------------------------------------------
            /S/ JAMES L. DOLAN              Chief Executive Officer and Director
 ..........................................    (Principal Executive Officer)
              JAMES L. DOLAN

                    *                       Chairman of the Board of Directors
 ..........................................
             CHARLES F. DOLAN

                    *                       Senior Vice President-Finance and Treasurer (Principal Financial
 ..........................................    Officer)
             BARRY J. O'LEARY

                    *                       Vice President and Controller (Principal Accounting Officer)
 ..........................................
                JERRY SHAW

                    *                       Vice Chairman and Director
 ..........................................
             WILLIAM J. BELL

                    *                       Vice Chairman and Director
 ..........................................
            MARC A. LUSTGARTEN

           /S/ ROBERT S. LEMLE              Executive Vice President, General Counsel, Secretary and Director
 ..........................................
             ROBERT S. LEMLE

                    *                       Vice President and Director
 ..........................................
             SHEILA A. MAHONY

                                            Director and Chairman of the Executive Committee
 ..........................................
                JOHN TATTA

                    *                       Director
 ..........................................
             PATRICK F. DOLAN

                                            Director
 ..........................................
         FRANCIS F. RANDOLPH, JR.

                    *                       Director
 ..........................................
            DANIEL T. SWEENEY

                                            Director
 ..........................................
            CHARLES D. FERRIS

                    *                       Director
 ..........................................
            RICHARD H. HOCHMAN

                                            Director
 ..........................................
             VICTOR ORISTANO

                    *                       Director
 ..........................................
           A. JERROLD PERENCHIO

                 /s/ Robert S. Lemle        Attorney-in-Fact
*By:  ....................................
             ROBERT S. LEMLE

                                 EXHIBIT INDEX

                                                                           LOCATION OF EXHIBIT
  EXHIBIT                                                                     IN SEQUENTIAL
  NUMBER                      DESCRIPTION OF DOCUMENT                       NUMBERING SYSTEM
----------- ------------------------------------------------------------   -------------------
    2.1     Acquisition Agreement and Plan of Merger and Reorganization,
            dated as of June 14, 1994, among Cablevision of Boston
            Limited Partnership, Cablevision of Boston, Inc., Charles F.
            Dolan, Cablevision Systems Boston Corporation, Cablevision
            Systems Corporation, COB, Inc., Cablevision Systems Services
            Corporation and Cablevision Finance Limited Partnership
            (incorporated herein by reference to Exhibit 10.59 to the
            Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1994).
    2.2     Amendment, dated as of June 14, 1995, to Acquisition
            Agreement and Plan of Merger and Reorganization, dated as of
            June 14, 1994, among Cablevision of Boston Limited
            Partnership, Cablevision of Boston, Inc., Charles F. Dolan,
            Cablevision Systems Boston Corporation, Cablevision Systems
            Corporation, COB, Inc., Cablevision Systems Services
            Corporation and Cablevision Finance Limited Partnership.*
    2.3     Amendment No. 2, dated as of September 14, 1995, to
            Acquisition Agreement and Plan of Merger and Reorganization,
            dated as of June 14, 1994, among Cablevision of Boston
            Limited Partnership, Cablevision of Boston, Inc., Charles F.
            Dolan, Cablevision Systems Boston Corporation, Cablevision
            Systems Corporation, COB, Inc., Cablevision Systems Services
            Corporation and Cablevision Finance Limited Partnership.*
    3.1     Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1 to the Company's
            Registration Statement on Form S-1 dated January 17, 1986,
            File No. 33-1936 (the 'S-1')).
    3.1A    Amendment to Certificate of Incorporation and complete copy of amended and restated Certificate of Incorporation
            (incorporated herein by reference to Exhibits 3.1A(i) and
            3.1A(ii) to the Company's Annual Report on Form 10-K for the
            fiscal year ended December 31, 1989 (the '1989 10-K')).
    3.1B    Certificate of Designations for the Series E Redeemable
            Exchangeable Convertible Preferred Stock (incorporated
            herein by reference to Exhibit 3.1B to the Company's Annual
            Report on Form 10-K/A for the fiscal year ended December 31,
            1994 (the '1994 10-K/A')).
    3.1C    Certificate of Designations for the Series F Convertible
            Preferred Stock (incorporated by reference to Exhibit 3.1C to the 1994 10-K/A).
    3.1D    Certificate of Designations for the Series G Redeemable Exchangeable
            Preferred Stock.*
    3.2     By-laws of the Registrant (incorporated herein by reference to Exhibit 3.2 to the S-1).
    3.2A    Amendment to By-laws of the Registrant and complete copy of amended and restated By-laws (incorporated herein by reference to
            Exhibit 3.2 to the 1989 10-K).
    3.2B    Amendment to By-laws of the Registrant and complete copy of amended and restated By-laws (incorporated herein by reference to
            Exhibit 3.2B to the Company's Annual Report on Form 10-K for
            the fiscal year ended December 31, 1992).
    3.2C    Amendment to By-laws of the Registrant and complete copy of amended and restated By-laws (incorporated herein by reference to
            Exhibit 3.2C to the Company's Annual Report on Form 10-K for
            the fiscal year ended December 31, 1994).
    3.2D    Amendment to By-laws of the Registrant and complete copy of amended and restated By-laws.*
    5       Opinion of Sullivan & Cromwell with respect to validity of
            Cablevision Class A Common Stock.*
    8.1     Opinion of Debevoise & Plimpton re: certain tax matters.*
    8.2     Opinion of Sullivan & Cromwell re: certain tax matters.*
   23.1     Consent of KPMG Peat Marwick.
   23.2     Consent of Sullivan & Cromwell (included in Exhibits 5 and
            8.2).*
   23.3     Consent of Debevoise & Plimpton (included in Exhibit 8.1).*
   23.4     Consent of PaineWebber Incorporated.*
   23.5     Consent of Deloitte & Touche LLP.*
   24       Powers of Attorney.*
   99.1     Form of Consent for Incorporation.*
   99.2     Form of Consent for Merger.*
   99.3     Opinion of PaineWebber Incorporated (included as Appendix A to the Consent Solicitation Statement/Prospectus
            constituting Part I of this Registration Statement).*

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*  Previously filed.